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UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 8, 2005
SUN HYDRAULICS CORPORATION

(Exact name of registrant as specified in its charter)

Florida	0-21835	59-2754337

(State or other jurisdiction	(Commission	(IRS Employer
Of incorporation)	File Number)	Identification No.)

1500 West University Parkway, Sarasota, Florida	34243

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code 941-362-1200

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EX-99.1: Press Release

Item 2.02. Results of Operations and Financial Condition.
     On November 8, 2005, the Registrant issued the press release attached hereto as Exhibit 99.1 announcing its earnings and sales results for the third quarter of 2005
Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits.
          99.1    Press Release of the Registrant dated November 8, 2005.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

SUN HYDRAULICS CORPORATION
By:	/s/ Richard J. Dobbyn
Richard J. Dobbyn
Chief Financial Officer (Principal Financial and Accounting Officer)

Dated: November 8, 2005